UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – October 31, 2010

Item 1: Reports to Shareholders

Vanguard Windsor™ Fund
Annual Report

October 31, 2010

> Vanguard Windsor Fund returned about 16% for the 12 months ended October 31, 2010, slightly ahead of its benchmark and the average return of peer funds.

> Stock selections in consumer discretionary, industrials, and health care contributed most to the fund’s result.

> For the decade ended October 31, 2010, the fund outperformed its comparative standards.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010
				Total
				Returns
Vanguard Windsor Fund
Investor Shares				16.31%
Admiral™ Shares				16.44
Russell 1000 Value Index				15.71
Multi-Cap Value Funds Average				15.97
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$10.97	$12.56	$0.186	$0.000
Admiral Shares	37.01	42.37	0.673	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor Fund returned about 16% for the fiscal year ended October 31, 2010, modestly outperforming its benchmark index, the Russell 1000 Value Index, and the average return for multi-capitalization value funds.

The Windsor Fund’s result reflects the U.S. stock market’s bumpy ride during the period. The fund posted strong double-digit gains in the first six months as the stock market continued its path to recovery, but then dipped into negative territory in the second half as a skittish global stock market slid in late spring and continued into the summer. A powerful rally late in the fiscal year and earlier gains lifted the fund’s results for the 12 months.

For the fiscal year, the Windsor Fund’s consumer discretionary, industrial, and health care holdings contributed most to its result. Financials, the fund’s largest holding by sector, posted the weakest return.

If you own shares of the Windsor Fund in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

Also, please note that on October 6 Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

2

Stock market performance was better than it felt
Global stock prices rallied at the start of the period, but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood turned. Stock prices climbed on continued strength in corporate earnings. In the United States, stocks also seemed to get a boost from the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bond purchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was better than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields have fallen to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

3

Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Consumer discretionary and industrials boost performance
The Windsor Fund’s two advisors—Wellington Management Company and Alliance Bernstein—focus on out-of-favor stocks with strong fundamentals and potential for long-term growth. This investment strategy gives the fund leeway to hold proportions of sectors and stocks that differ from those of its benchmark index.

For the fiscal year ended October 31, the fund reported positive returns in all ten stock sectors; eight sectors posted double-digit gains. The consumer discretionary, industrial, and health care sectors, made the most significant contributions to performance.

As the global economy slowly gathered momentum, the fund’s industrial stocks recorded the best results for the period with a return of roughly 40%. A combination of financial discipline and some recovery in travel helped Delta Air Lines, a standout performer with a return of about 94% for the fiscal year. Farm and construction

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.33%	0.20%	1.30%

The fund expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the fund’s expense ratios were 0.33% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Value Funds.

4

equipment manufacturer Deere (+72%) also benefited from increased demand from the United States and abroad.

A modest rebound in consumer confidence lifted a broad cross-section of companies in the consumer discretionary sector, including top-ten holdings Virgin Media and Comcast. Both cable companies earned double-digit gains for the fiscal period thanks in part to growth in their high-speed internet subscriptions.

In health care, managed care companies performed well for the fiscal year. Holdings including CIGNA and UnitedHealth benefited from membership gains and strong revenue growth.

Financials, the fund’s largest sector weighting, was the biggest restraint on the fund’s performance. Some of the fund’s investment and commercial banks produced dismal returns as the companies continued to grapple with the regulatory and financial aftershocks of the markets’ recent downturn. Among the poor performers included TD Ameritrade (–11%) and Wells Fargo (–5%).

Relative to its benchmark, the fund benefited from the advisors’ choices in industrials and energy. In industrials, both the fund and the benchmark held a similar weighting for the period, yet the fund outperformed the benchmark by more than 10 percentage points because of

Total Returns
Ten Years Ended October 31, 2010
Average
Annual Return
Windsor Fund Investor Shares	3.28%
Russell 1000 Value Index	2.64
Multi-Cap Value Funds Average	2.44
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

superior stock selection. Compared with its index, the fund also benefited from its caution about several big energy companies, including Exxon Mobil, which declined for the year.

Advisors’ strategy and talent keep long-term record strong
For the decade ended October 31, 2010, the Windsor Fund posted an average annual return of 3.28% for Investor Shares, ahead of the annualized returns of its benchmark index (+2.64%) and its peer group (+2.44%) for the period.

Despite two severe market downturns—the collapse of the tech bubble earlier in the decade and the recent financial crisis—the fund has managed to outpace its comparative standards. The fund’s market-beating performance over the past ten years is a testament to the fund’s two advisors and their efforts to identify companies that are undergoing short-term challenges yet have superior prospects for long-term growth.

In addition to its expert advisors, the fund’s superior performance over the period is made possible by the fund’s low costs.

A diversified portfolio is key in up and down markets
Although the fund’s 2010 fiscal year ended on a high note, it’s impossible to predict the market’s direction down the road. Seasoned investors understand that coping with the stock market’s ups and downs is an integral part of investing. An inescapable, if unpleasant, reality of investing is that to reap the potential for higher rewards, you must learn to live with greater risks.

Our experience suggests that an effective way to cope with market uncertainty is for investors to focus on the long term and build a diversified, well-balanced portfolio. A portfolio with a mix of stock, bond, and short-term investments can help protect your assets from the markets’ worst outcomes while giving you the opportunity to participate in the best. Investing within and among asset classes can further enhance your diversification.

Vanguard Windsor Fund, with its low costs and talented advisory team, can play an important supporting role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2010

6

Advisors’ Report

For the fiscal year ended October 31, 2010, the Investor Shares of Vanguard Windsor Fund returned 16.31%, while the lower-cost Admiral Shares returned 16.44%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how the portfolio positioning reflects this assessment. These reports were prepared on November 16, 2010.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	68	8,653	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			using bottom-up fundamental analysis. As part of its
			long-term strategy, the advisor seeks to take
			advantage of short- and intermediate-term market-price
			dislocations that result from the market’s shorter-term
			focus.
AllianceBernstein L.P.	30	3,818	A value focus that couples rigorous fundamental
			company research with quantitative risk controls to
			capture value opportunities.
Cash Investments	2	208	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

7

Wellington Management Company, llp

Portfolio Manager:

James N. Mordy, Senior Vice President and Equity Portfolio Manager Over the past year, our portfolio has held up reasonably well during a period of high market volatility. After a strong run earlier in the period, the S&P 500 peaked in April and then fell about 18% over the next ten weeks as economic momentum stalled and fears of a double dip increased. A vigorous rally then ensued on more encouraging economic data, anticipation of another round of quantitative easing, and the prospects for a change in control of Congress. We have largely maintained an overweighting to some of the more cyclical sectors of the market, which, with the exception of energy and financials, have led the market advance. At the end of the fiscal year, 77% of our portfolio was invested in these sectors (energy, materials, consumer discretionary, information technology, financials, and industrials), which together account for about 71% of the capitalization of the S&P 500 Index and 64% of the Russell 1000 Value Index.

Our best-performing sector for the year was industrials, which was our worst sector last year. Delta Air Lines stock soared as corporate travel demand recovered and the major carriers showed discipline in controlling capacity. Absent a terrorist attack or a sudden spike in oil prices, we believe Delta is now in a period of strong profit recovery. We also notched strong gains in other industrials, such as Deere, Boeing, and Dover.

Despite a challenging environment in terms of high unemployment and an increase in the savings rate, consumers modestly increased spending and consumer discretionary has been the strongest sector of the market over the past 12 months. We were well-positioned as this is our largest overweighting. Highlights included Buck Holdings, which represents the stake we took in Dollar General when that retailer was privatized. Our cable and media holdings also benefited from strong fundamentals and a rebound in advertising spending.

Energy, health care, and materials also provided positive relative performance versus the S&P 500. We underperformed in the technology sector, partly because we don’t own Apple (which is more than 2% of the index’s capitalization), and partly because some of the larger-capitalization names we do own—such as Cisco and Hewlett-Packard—lagged. Another challenging sector was consumer staples, where we made a mistake with leading dairy processor Dean Foods. We underestimated the squeeze on margins from unusually promotional milk pricing by large grocers. In financials, our stocks did only slightly better than the group average. Financials was the worst-performing sector of the S&P 500 and our overweighting of it created a bit of a headwind.

8

During the year, we were net buyers (in order of significance) in the consumer staples, financial, IT, and utility sectors.

We were net sellers in the energy, industrial, consumer discretionary, materials, and health care sectors. Among our largest purchases were Anadarko Petroleum (which was attractive even allowing for significant liability as BP’s 25% partner in the Macondo well); Qualcomm (where sentiment and valuation had sunk after a couple of disappointing quarters, which we viewed as temporary given the company’s strong position in the smart phone market); and additions to our sizable Wells Fargo holding (which we don’t think is getting enough credit for its robust earnings power and lower exposure to mortgage losses compared with some of its peers among the major U.S. banks). Our sector positioning has changed only marginally over the past six months. We reduced industrials to slightly underweight from overweight, and increased our overweighting in materials. Our largest overweighted positions versus the S&P 500 Index remain in financials, consumer discretionary, and materials. Our largest underweighted positions remain in consumer staples, IT, and telecommunication services.

We continue to see a subdued recovery. Key developments supporting the recovery include decent retail sales, stronger October auto sales, a pickup in the PMI index, a soft landing in China (versus earlier fears of a sharper slowdown), an acceleration in money supply growth, better equity markets, and a second installment of quantitative easing by the Federal Reserve, which have helped sustain low interest rates and reduced the odds of a double-dip recession. Employment growth is a critical factor that has yet to kick in, though we did see some better numbers in the October report. Further improvement in the employment situation depends on business confidence, which might improve as a result of the midterm election. We are conscious of near-term headwinds as the GDP’s benefit from inventory restocking has largely played out, fiscal restraint seems to be the new mantra in Washington, and any failure to extend the Bush tax cuts before year end will result in higher payroll deductions in early 2011.

Corporations have been able to refinance at low rates and generate record amounts of free cash flow thanks to a historic retrenchment in capital spending. While capital spending is now increasing, we also anticipate a significant amount of merger and acquisition activity in the coming year as corporate managers consider more productive uses for their ample cash balances.

We will remain true to our time-tested value investing principles. Based on consensus analyst expectations, our stocks continue to sell at a discount to the P/E of both the S&P 500 and the Russell 1000 Value Indexes, and have slightly better earnings growth prospects over the next

9

five years. It is classic Windsor math to own companies at discounted valuations that have the potential of producing superior returns over the long run.

AllianceBernstein L.P.

Portfolio Managers:

Joseph G. Paul, Chief Investment Officer of North American Value Equities and Co-Chief Investment Officer of U.S. Large-Cap Value Equities Gregory L. Powell, Portfolio Manager Deep uncertainty among investors has driven the stampede into safe assets over the past year. But while fears of another economic and market slump are understandable, we think investors are underestimating the cost of playing it safe—and the far greater potential for higher returns in equities. Stocks are not only extraordinarily attractive versus bonds; they are also historically cheap, even based on cyclically depressed near-term earnings outlooks.

There is also a big opportunity to add value through stock-picking. With macro worries dominating, investors are ignoring important differences in fundamentals and valuations among companies. The spike in risk aversion this spring and late summer was particularly hard on the portfolio’s performance. But this environment has also led many company stocks to be undervalued and we believe our research-driven value strategy is well-equipped to exploit the opportunities created. Indeed, the valuation spread between the cheapest and most expensive stocks remains well above the historical average, implying significant outperformance potential.

Our portfolio is strongly positioned to take advantage of the compelling value opportunity we see in free cash flows. Investors are reluctant to assign much value to excess cash, reflecting doubts that it can be deployed productively. But our research shows that the corporate cash giveback potential is as great as it has ever been and should drive strong stock gains as managements unlock this value via buybacks, dividends, and acquisitions. We expect holdings as diverse as Garmin, Sara Lee, Gap, and AstraZeneca to generate long-term free cash flows ranging from 50% to 90% of their current stock prices, yet they are trading well below the value benchmark, based on our long-term earnings forecasts.

Additions to our holdings include two leading North American nitrogen-fertilizer producers, Agrium and CF Industries. Our research indicates that the market is underestimating these two companies’ long-term earnings potential resulting from the recent surge in grain prices—which has boosted farmer income and should drive much higher demand for fertilizer—

10

and from the continued price weakness in U.S. natural gas, a major cost input for making nitrogen fertilizer. These savings give the two companies a huge advantage over global competitors, particularly in China and the Ukraine, which depend on more expensive natural gas and coal.

We also recently initiated positions in Marathon Oil and Hess. The stocks have lagged because investors are, in our view, excessively extrapolating weak recent results, which were weighed down by investments that we expect to now begin paying off.

History shows that fundamentals and low valuations drive value stocks over time. As the market’s fixation on macro concerns abates, we are confident that the portfolio can realize its latent potential.

11

Windsor Fund

Fund Profile
As of October 31, 2010

Share-Class Characteristics
		Investor	Admiral
		Shares	Shares
Ticker Symbol		VWNDX	VWNEX
Expense Ratio[1]		0.33%	0.20%
30-Day SEC Yield		0.97%	1.06%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	166	668	3,920
Median Market Cap $21.4B		$31.2B	$28.5B
Price/Earnings Ratio	15.1x	14.7x	16.9x
Price/Book Ratio	1.7x	1.5x	2.2x
Return on Equity	16.5%	15.1%	19.2%
Earnings Growth Rate	3.7%	0.7%	6.5%
Dividend Yield	1.6%	2.3%	1.8%
Foreign Holdings	10.5%	0.0%	0.0%
Turnover Rate	50%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	16.3%	7.8%	11.8%
Consumer Staples	8.1	10.4	10.0
Energy	11.1	11.5	9.8
Financials	19.1	26.8	16.3
Health Care	12.8	13.3	11.0
Industrials	10.0	9.0	11.1
Information
Technology	13.3	5.7	19.4
Materials	5.3	3.0	4.4
Telecommunication
Services	1.7	5.2	2.8
Utilities	2.3	7.3	3.4

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.96	0.97
Beta	1.05	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	3.2%
Pfizer Inc.	Pharmaceuticals	2.4
Comcast Corp. Class A	Cable & Satellite	2.3
Delta Air Lines Inc.	Airlines	2.1
ACE Ltd.	Property & Casualty
	Insurance	2.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.1
Arrow Electronics Inc.	Technology
	Distributors	1.8
Virgin Media Inc.	Cable & Satellite	1.7
Cisco Systems Inc.	Communications
	Equipment	1.7
Buck Holdings LP Private	General
Placement	Merchandise Stores	1.6
Top Ten		21.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the expense ratios were 0.33% for Investor Shares and 0.22% for Admiral Shares.

12

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2000, Through October 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor Fund Investor Shares	16.31%	0.55%	3.28%	$13,810
••••••••	Dow Jones U.S. Total Stock Market
	Index	19.04	2.52	1.02	11,073
– – – –	Russell 1000 Value Index	15.71	0.62	2.64	12,983
	Multi-Cap Value Funds Average	15.97	0.72	2.44	12,729
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

				Since	Final Value
		One	Five	Inception	of a $50,000
		Year	Years	(11/12/2001)	Investment
Windsor Fund Admiral Shares		16.44%	0.66%	3.38%	$67,368
Dow Jones U.S. Total Stock Market
Index		19.04	2.52	3.95	70,752
Russell 1000 Value Index		15.71	0.62	3.95	70,785

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 2000, Through October 31, 2010

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	7.84%	-0.76%	3.10%
Admiral Shares	11/12/2001	7.91	-0.65	2.95[1]
1 Return since inception.

14

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.6%)[1]
Consumer Discretionary (16.0%)
	Virgin Media Inc.	8,589,500	218,431
*,2	Buck Holdings LP Private
	Placement	NA	206,299
	Comcast Corp. Class A
	Special Shares	8,941,200	172,833
	CBS Corp. Class B	9,426,100	159,584
	Home Depot Inc.	4,282,800	132,253
	Comcast Corp. Class A	5,693,700	117,176
*	Toll Brothers Inc.	5,720,000	102,617
	Staples Inc.	4,700,100	96,211
	TJX Cos. Inc.	1,969,200	90,367
3	MDC Holdings Inc.	3,137,926	80,802
	Time Warner Cable Inc.	1,128,400	65,301
	News Corp. Class A	3,765,900	54,455
*	Ford Motor Co.	3,499,300	49,445
	Cablevision Systems
	Corp. Class A	1,500,000	40,110
	Gap Inc.	2,076,100	39,467
	Time Warner Inc.	1,157,100	37,617
	VF Corp.	427,542	35,589
	Ross Stores Inc.	579,100	34,161
*	Kohl’s Corp.	610,000	31,232
^	Garmin Ltd.	850,000	27,914
*	Lear Corp.	314,000	27,758
*	Royal Caribbean
	Cruises Ltd.	691,500	27,342
*	TRW Automotive
	Holdings Corp.	549,700	25,116
*	DIRECTV Class A	575,000	24,989
*	NVR Inc.	32,904	20,644
	Fortune Brands Inc.	377,500	20,404
	Gannett Co. Inc.	1,632,909	19,350
	DR Horton Inc.	1,810,295	18,899
	Macy’s Inc.	629,700	14,886

			Market
			Value
		Shares	($000)
*	Office Depot Inc.	3,038,600	13,643
	Foot Locker Inc.	750,000	11,948
*	Pulte Group Inc.	1,140,665	8,954
*	Jones Group Inc.	376,300	5,441
			2,031,238
Consumer Staples (7.8%)
	CVS Caremark Corp.	3,819,100	115,031
	Japan Tobacco Inc.	32,935	102,319
	Archer-Daniels-
	Midland Co.	3,044,003	101,426
	Bunge Ltd.	1,543,100	92,694
	Molson Coors
	Brewing Co. Class B	1,770,300	83,611
	Procter & Gamble Co.	1,248,000	79,335
	Altria Group Inc.	2,845,800	72,340
	Sysco Corp.	1,945,000	57,300
	Unilever NV	1,918,766	56,982
	BRF - Brasil Foods SA	3,839,000	55,407
	Safeway Inc.	1,925,000	44,083
*	Constellation Brands Inc.
	Class A	1,720,060	33,937
	Kimberly-Clark Corp.	490,000	31,037
	Sara Lee Corp.	2,086,800	29,904
	BRF - Brasil Foods
	SA ADR	1,388,400	20,312
*	Smithfield Foods Inc.	1,150,400	19,269
			994,987
Energy (10.8%)
	Apache Corp.	1,281,900	129,498
	Anadarko Petroleum
	Corp.	2,000,000	123,140
	Baker Hughes Inc.	2,496,100	115,644
	Chevron Corp.	1,244,900	102,841
*	Southwestern Energy Co.	2,821,800	95,518
*	Weatherford
	International Ltd.	5,304,300	89,165

15

Windsor Fund

			Market
			Value
		Shares	($000)
	Canadian Natural
	Resources Ltd.	2,244,200	81,846
	ConocoPhillips	1,136,900	67,532
	Noble Energy Inc.	763,500	62,210
	Marathon Oil Corp.	1,643,500	58,459
	Devon Energy Corp.	895,932	58,253
	Noble Corp.	1,634,200	56,429
	Inpex Corp.	10,812	56,306
	Consol Energy Inc.	1,292,900	47,527
	Ensco PLC ADR	995,000	46,108
	Hess Corp.	718,055	45,259
*	Newfield Exploration Co.	664,200	39,600
	Nexen Inc.	1,750,000	37,258
*	Forest Oil Corp.	1,154,400	35,475
*	Rowan Cos. Inc.	761,200	25,043
			1,373,111
Exchange-Traded Funds (1.1%)
^,4	Vanguard Value ETF	1,689,100	84,497
4	Vanguard Total Stock
	Market ETF	892,000	54,118
			138,615
Financials (18.7%)
	Wells Fargo & Co.	15,537,900	405,228
	ACE Ltd.	4,445,500	264,152
	JPMorgan Chase & Co.	6,937,250	261,049
	Ameriprise Financial Inc.	3,880,400	200,578
	Unum Group	6,420,700	143,952
	Bank of America Corp.	11,648,300	133,257
	Goldman Sachs Group Inc.	799,900	128,744
	Invesco Ltd.	5,147,554	118,394
	Principal Financial
	Group Inc.	3,692,100	99,096
*	TD Ameritrade
	Holding Corp.	4,894,300	83,644
	PNC Financial Services
	Group Inc.	1,265,600	68,216
	Travelers Cos. Inc.	1,131,200	62,442
	Banco Santander
	Brasil SA ADR	3,850,000	55,440
	Morgan Stanley	1,776,800	44,189
	BB&T Corp.	1,509,600	35,340
*	Berkshire Hathaway Inc.
	Class B	435,000	34,609
	Fifth Third Bancorp	2,632,800	33,068
	US Bancorp	1,365,200	33,010
*	UBS AG	1,810,700	30,759
	Capital One Financial Corp.	750,000	27,952
	XL Group PLC Class A	1,290,200	27,288
*	Citigroup Inc.	6,405,000	26,709
*	UBS AG
	(New York Shares)	1,434,500	24,415
	Comerica Inc.	602,300	21,550
	Allstate Corp.	388,400	11,842
			2,374,923

			Market
			Value
		Shares	($000)
Health Care (12.5%)
	Pfizer Inc.	17,318,700	301,345
	UnitedHealth Group Inc.	4,846,400	174,713
*	Amgen Inc.	2,487,100	142,237
	Johnson & Johnson	2,215,000	141,029
*	Gilead Sciences Inc.	3,487,800	138,361
	CIGNA Corp.	3,377,400	118,851
	Medtronic Inc.	3,193,000	112,425
	Roche Holding AG	708,438	104,037
	Daiichi Sankyo Co. Ltd.	4,671,000	98,986
	McKesson Corp.	1,403,900	92,629
	Merck & Co. Inc.	1,776,766	64,461
^	AstraZeneca PLC ADR	934,100	47,135
	Covidien plc	1,102,700	43,965
			1,580,174
Industrials (9.7%)
*	Delta Air Lines Inc.	19,578,700	271,948
	Pentair Inc.	4,098,800	134,154
	Deere & Co.	1,500,000	115,200
	Dover Corp.	2,072,600	110,055
	Textron Inc.	5,087,400	105,920
	United Parcel Service Inc.
	Class B	1,072,000	72,188
	Honeywell
	International Inc.	1,473,900	69,435
	General Electric Co.	4,260,200	68,248
	Northrop Grumman Corp.	828,000	52,338
	Ingersoll-Rand plc	1,045,000	41,079
	Parker Hannifin Corp.	504,700	38,635
	Waste Management Inc.	904,300	32,301
*	Thomas & Betts Corp.	641,600	27,942
	SPX Corp.	318,992	21,392
	Raytheon Co.	442,300	20,381
*	Terex Corp.	883,600	19,837
	FedEx Corp.	218,000	19,123
	Eaton Corp.	77,800	6,911
			1,227,087
Information Technology (13.0%)
*,3	Arrow Electronics Inc.	7,805,250	231,114
*	Cisco Systems Inc.	9,327,100	212,938
	Microsoft Corp.	5,698,800	151,816
	Hewlett-Packard Co.	3,203,300	134,731
	QUALCOMM Inc.	2,837,800	128,070
	Accenture PLC Class A	2,783,700	124,459
	Western Union Co.	6,725,500	118,369
*	Lam Research Corp.	2,144,500	98,197
	Corning Inc.	5,025,400	91,864
*	Check Point Software
	Technologies Ltd.	1,964,000	83,961
*	Dell Inc.	5,074,896	72,977
*	Flextronics
	International Ltd.	7,533,700	53,941
	Texas Instruments Inc.	1,687,600	49,902
	Tyco Electronics Ltd.	1,031,400	32,675

16

Windsor Fund

		Market
		Value
	Shares	($000)
Intel Corp.	1,142,400	22,928
International Business
Machines Corp.	151,500	21,755
* Motorola Inc.	2,197,800	17,912
		1,647,609
Materials (5.2%)
* Owens-Illinois Inc.	4,074,800	114,217
Agrium Inc.	1,165,178	103,130
Potash Corp. of
Saskatchewan Inc.	558,800	81,076
Mosaic Co.	1,031,700	75,479
Rexam plc	14,262,963	72,648
Monsanto Co.	1,172,600	69,676
HeidelbergCement AG	959,009	50,076
CF Industries Holdings Inc. 287,000		35,166
Freeport-McMoRan
Copper & Gold Inc.	290,000	27,457
Commercial Metals Co.	1,400,000	19,432
Cliffs Natural
Resources Inc.	163,600	10,667
		659,024
Telecommunication Services (1.6%)
AT&T Inc.	4,083,700	116,386
Vodafone Group PLC ADR 1,206,000		33,177
CenturyLink Inc.	707,900	29,293
Verizon
Communications Inc.	630,400	20,469
* Sprint Nextel Corp.	250,048	1,030
		200,355
Utilities (2.2%)
PG&E Corp.	2,098,500	100,350
Northeast Utilities	1,527,100	47,768
Constellation Energy
Group Inc.	1,003,000	30,331
NiSource Inc.	1,700,200	29,430
UGI Corp.	711,400	21,406
CMS Energy Corp.	1,149,000	21,119
Pepco Holdings Inc.	1,007,700	19,408
Edison International	150,000	5,535
		275,347
Total Common Stocks
(Cost $10,965,260)		12,502,470
Temporary Cash Investments (1.7%)[1]
Money Market Fund (0.9%)
5,6	Vanguard Market Liquidity
Fund, 0.237%	111,433,774	111,434

	Face	Market
	Amount	Value
	($000)	($000)
Repurchase Agreement (0.6%)
Bank of America Securities, LLC
0.230%, 11/1/10
(Dated 10/29/10,
Repurchase Value
$76,401,000, collateralized
by Government
National Mortgage Assn.
4.000%-5.206%,
1/20/40-9/20/60)	76,400	76,400

U.S. Government and Agency Obligations (0.2%)
7,8 Freddie Mac
Discount Notes, 0.240%,
3/14/11	25,000	24,981
Total Temporary Cash Investments
(Cost $212,812)		212,815
Total Investments (100.3%)
(Cost $11,178,072)		12,715,285
Other Assets and Liabilities (-0.3%)
Other Assets		104,020
Liabilities[6]		(139,975)
		(35,955)
Net Assets (100%)		12,679,330

17

Windsor Fund

At October 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	15,616,472
Undistributed Net Investment Income	24,065
Accumulated Net Realized Losses	(4,502,636)
Unrealized Appreciation (Depreciation)
Investment Securities	1,537,213
Futures Contracts	4,089
Foreign Currencies	127
Net Assets	12,679,330

Investor Shares—Net Assets
Applicable to 637,103,316 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,999,466
Net Asset Value Per Share—
Investor Shares	$12.56

Admiral Shares—Net Assets
Applicable to 110,453,911 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,679,864
Net Asset Value Per Share—
Admiral Shares	$42.37

See Note A in Notes to Financial Statements.
* Non-income producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $36,330,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.2% and 1.1%, respectively, of net assets.
2 Restricted security represents 1.6% of net assets. Shares not applicable for this private placement.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $37,720,000 of collateral received for securities on loan.
7 Securities with a value of $24,981,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	238,584
Interest[2]	579
Security Lending	2,204
Total Income	241,367
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,912
Performance Adjustment	(3,830)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,502
Management and Administrative—Admiral Shares	4,887
Marketing and Distribution—Investor Shares	1,670
Marketing and Distribution—Admiral Shares	834
Custodian Fees	266
Auditing Fees	29
Shareholders’ Reports—Investor Shares	135
Shareholders’ Reports—Admiral Shares	20
Trustees’ Fees and Expenses	23
Total Expenses	36,448
Expenses Paid Indirectly	(640)
Net Expenses	35,808
Net Investment Income	205,559
Realized Net Gain (Loss)
Investment Securities Sold[2]	94,156
Futures Contracts	24,010
Foreign Currencies	(71)
Realized Net Gain (Loss)	118,095
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,539,929
Futures Contracts	3,868
Foreign Currencies	129
Change in Unrealized Appreciation (Depreciation)	1,543,926
Net Increase (Decrease) in Net Assets Resulting from Operations	1,867,580

1 Dividends are net of foreign withholding taxes of $2,163,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $6,496,000, $329,000, and ($1,707,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	205,559	224,781
Realized Net Gain (Loss)	118,095	(2,133,452)
Change in Unrealized Appreciation (Depreciation)	1,543,926	3,679,831
Net Increase (Decrease) in Net Assets Resulting from Operations	1,867,580	1,771,160
Distributions
Net Investment Income
Investor Shares	(126,673)	(159,222)
Admiral Shares	(75,870)	(101,534)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(202,543)	(260,756)
Capital Share Transactions
Investor Shares	(684,753)	(413,053)
Admiral Shares	(113,168)	(1,049,588)
Net Increase (Decrease) from Capital Share Transactions	(797,921)	(1,462,641)
Total Increase (Decrease)	867,116	47,763
Net Assets
Beginning of Period	11,812,214	11,764,451
End of Period[1]	12,679,330	11,812,214

1 Net Assets—End of Period includes undistributed net investment income of $24,065,000 and $21,120,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.97	$9.51	$19.52	$19.27	$17.81
Investment Operations
Net Investment Income	.190[1]	.197	.279	.298	.277
Net Realized and Unrealized Gain (Loss)
on Investments	1.586	1.486	(7.985)	1.782	3.007
Total from Investment Operations	1.776	1.683	(7.706)	2.080	3.284
Distributions
Dividends from Net Investment Income	(.186)	(.223)	(.289)	(.301)	(.265)
Distributions from Realized Capital Gains	—	—	(2.015)	(1.529)	(1.559)
Total Distributions	(.186)	(.223)	(2.304)	(1.830)	(1.824)
Net Asset Value, End of Period	$12.56	$10.97	$9.51	$19.52	$19.27

Total Return[2]	16.31%	18.22%	-43.88%	11.24%	19.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,999	$7,610	$7,041	$14,490	$14,140
Ratio of Total Expenses to
Average Net Assets[3]	0.33%	0.33%	0.30%	0.31%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.59%[1]	2.03%	1.91%	1.50%	1.50%
Portfolio Turnover Rate	50%	61%[4]	55%	40%	38%

1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.05%), (0.03%), (0.01%), and 0.02%.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$37.01	$32.08	$65.90	$65.04	$60.12
Investment Operations
Net Investment Income	.685[1]	.701	.999	1.085	1.000
Net Realized and Unrealized Gain (Loss)
on Investments	5.348	5.020	(26.974)	6.019	10.150
Total from Investment Operations	6.033	5.721	(25.975)	7.104	11.150
Distributions
Dividends from Net Investment Income	(.673)	(.791)	(1.047)	(1.085)	(.970)
Distributions from Realized Capital Gains	—	—	(6.798)	(5.159)	(5.260)
Total Distributions	(.673)	(.791)	(7.845)	(6.244)	(6.230)
Net Asset Value, End of Period	$42.37	$37.01	$32.08	$65.90	$65.04

Total Return	16.44%	18.38%	-43.85%	11.38%	19.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,680	$4,203	$4,723	$9,770	$8,987
Ratio of Total Expenses to Average Net Assets[2]	0.22%	0.20%	0.17%	0.19%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.70%[1]	2.16%	2.04%	1.62%	1.61%
Portfolio Turnover Rate	50%	61%[3]	55%	40%	38%

1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.05%), (0.03%), (0.01%), and 0.02%.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

23

Windsor Fund

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for AllianceBernstein L.P., the Russell 1000 Value Index; and for Wellington Management Company, LLP, the S&P 500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $3,830,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2010, the fund had contributed capital of $2,202,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.88% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

24

Windsor Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2010, these arrangements reduced the fund’s expenses by $640,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,724,058	572,113	206,299
Temporary Cash Investments	111,434	101,381	—
Futures Contracts—Assets[1]	147	—	—
Total	11,835,639	673,494	206,299
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2009	124,541
Transfers out of Level 3	(33,210)
Change in Unrealized Appreciation (Depreciation)	114,968
Balance as of October 31, 2010	206,299

25

Windsor Fund

F. At October 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2010	154	45,418	2,459
E-mini S&P MidCap 400 Index	December 2010	337	27,887	1,630

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2010, the fund realized net foreign currency losses of $71,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2010, the fund had $49,712,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $4,497,216,000 to offset future net capital gains of $2,266,771,000 through October 31, 2016, and $2,230,445,000 through October 31, 2017.

At October 31, 2010, the cost of investment securities for tax purposes was $11,179,352,000. Net unrealized appreciation of investment securities for tax purposes was $1,535,933,000, consisting of unrealized gains of $2,020,947,000 on securities that had risen in value since their purchase and $485,014,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2010, the fund purchased $6,064,824,000 of investment securities and sold $6,786,232,000 of investment securities, other than temporary cash investments.

26

Windsor Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	October 31, 2009	Proceeds from			October 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	205,744	2,149	11,165	-—	231,114
MDC Holdings Inc.	107,719	-—	5,048	3,240	80,802
	313,463			3,240	311,916

J. Capital share transactions for each class of shares were:
				Year Ended October 31,
			2010		2009
		Amount	Shares	Amount	Shares
		($000)	(000)	($000)	(000)
Investor Shares
Issued		749,394	62,784	837,675	92,979
Issued in Lieu of Cash Distributions		123,675	10,531	155,346	17,218
Redeemed		(1,557,822)	(130,102)	(1,406,074)	(157,026)
Net Increase (Decrease)—Investor Shares		(684,753)	(56,787)	(413,053)	(46,829)
Admiral Shares
Issued		419,342	10,255	291,226	9,177
Issued in Lieu of Cash Distributions		67,848	1,713	91,474	3,020
Redeemed		(600,358)	(15,059)	(1,432,288)	(45,863)
Net Increase (Decrease)—Admiral Shares		(113,168)	(3,091)	(1,049,588)	(33,666)

K. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2010

Special 2010 tax information (unaudited) for Vanguard Windsor Fund
This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $202,543,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.31%	0.55%	3.28%
Returns After Taxes on Distributions	16.04	-0.62	2.20
Returns After Taxes on Distributions and Sale of Fund Shares	10.93	0.48	2.63

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the transaction fees or the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended October 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$984.48	$1.55
Admiral Shares	1,000.00	984.68	1.15
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.64	$1.58
Admiral Shares	1,000.00	1,024.05	1.17

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122010

Vanguard Windsor™ II Fund
Annual Report

October 31, 2010

> For the fiscal year ended October 31, 2010, Vanguard Windsor II Fund returned about 12% for both Investor and Admiral Shares.

> Despite these solid returns, the fund lagged its benchmark, the Russell 1000 Value Index, by more than 3 percentage points.

> The fund turned in positive results from all sectors, but consumer discretionary and industrial stocks were the biggest contributors to performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010
				Total
				Returns
Vanguard Windsor II Fund
Investor Shares				12.05%
Admiral™ Shares				12.12
Russell 1000 Value Index				15.71
Large-Cap Value Funds Average				12.94
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$22.22	$24.37	$0.496	$0.000
Admiral Shares	39.46	43.26	0.925	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor II Fund turned in strong results for the fiscal year ended October 31, 2010, returning about 12%. Still, the fund fell several points behind its benchmark, the Russell 1000 Value Index, which returned almost 16%. The fund’s return was also slightly lower than the average return for large-cap value funds for the period.

The fund posted positive results in all ten market sectors, benefiting in particular from its holdings in consumer discretionary and industrials. However, poor stock selection in some areas—most notably information technology—hindered the fund’s performance relative to its index.

Please note that on October 6 Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year later in this report.

Stock market performance was better than it felt
Global stock prices rallied at the start of the period but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood turned. Stock prices climbed on continued strength in corporate earnings. In the United States, stocks also seemed to get a boost from the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bond purchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was stronger than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields fell to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close. Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

approach, which includes both fundamental and quantitative techniques, adds diversification to the portfolio. While the fund’s six advisors have individual styles, the overall focus is on stocks with below-average price/earnings ratios and above-average yields.

For the fiscal year, the fund posted positive results in all ten market sectors. The largest contributors to performance included stocks in the consumer discretionary and industrial sectors, as both benefited from a strengthening U.S. economy. Improved

Fund misses its mark despite solid returns
Vanguard Windsor II Fund invests in a broad mix of large- and mid-capitalization value stocks. The fund’s multimanager consumer confidence helped boost consumer stocks across the board, including holdings in media companies, auto manufacturers, and retailers. In industrials, equipment and machinery companies rose on high demand in emerging markets, most notably China.

The advisors’ stock selection in some other sectors hindered the fund’s performance relative to its benchmark. This effect was most notable in information technology. Nokia, which failed to keep up in the fast-paced cell phone market and saw its stock drop 12%, was among the fund’s weakest performers. Microsoft, considered to be “behind the times” in comparison with its rival Apple, was also down for the period.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.38%	0.27%	1.28%

The fund expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the fund’s expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Value Funds.

The fund’s significant allocation to the tech sector also subtracted from performance relative to the index. In recent years, this sector—whose stocks don’t typically qualify as “value” holdings and therefore have little representation in the Russell 1000 Value Index—has become a large holding for the fund. During the period, tech stocks accounted for about 16% of the fund’s holdings, on average, while the sector made up only about 5% of the index.

Stock selection in health care equipment and providers detracted from returns as well. In the energy sector, the fund was hurt by its significant holdings in BP at the time of the oil spill in the Gulf. Although the fund has since trimmed its exposure to the oil giant, the stock weighed on performance relative to the index, which holds only U.S. firms and so had zero exposure to the company.

In telecommunication services, the fund had modest investments in Verizon and AT&T and largely missed out on their gains; both companies shared in the continued success of smartphones during the period.

The fund did distinguish itself in a few sectors, most notably within financials and materials. For example, the portfolio had a stake in American Express, which benefited from improved optimism about consumer spending. The fund also limited its allocation to some of the hardest-hit

Total Returns
Ten Years Ended October 31, 2010
Average
Annual Return
Windsor II Fund Investor Shares	3.41%
Russell 1000 Value Index	2.64
Large-Cap Value Funds Average	0.64
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

companies in financials, including Citigroup, Bank of America, and Goldman Sachs. In materials, chemical and container companies helped boost returns.

Solid long-term results amid difficult times
Despite lagging its benchmark for the 12-month period, the Windsor II Fund continued to outperform over the long term. For the ten years ended October 31, Investor Shares of Vanguard Windsor II Fund had an average annual return of 3.41%, beating the fund’s benchmark index (2.64%) and its large-cap value fund peers (0.64%).

At first glance, the fund’s ten-year performance may not appear all that impressive. However, these returns reflect a decade in which the stock market endured two steep downturns, not to mention the deepest recession since the Great Depression. Over the period, the fund surpassed the broad U.S. stock market, which returned an average of 1.02% per year.

The Windsor II Fund’s solid long-term performance is a tribute to its advisors. The fund’s longest-serving advisor, Jim Barrow, has managed the fund since its 1985 inception, delivering a quarter-century of distinguished service to shareholders. Windsor II Fund’s combination of talented investment managers and low costs remains as compelling today as when it first began operations 25 years ago.

Regardless of market conditions, stay focused on the future
The ups and downs of the stock market seem all too familiar these days. While this can be nerve-wracking, it’s also a good reminder that you shouldn’t let such unpredictability unduly influence your long-term investment strategy.

Vanguard encourages you to create a plan that includes a mix of stocks, bonds, and short-term investments appropriate for your goals and risk tolerance—and to stick with that plan, regardless of market conditions.

A well-balanced portfolio can help cushion some of the market’s downward swings while allowing you to participate in its long-term potential for growth. With its low costs and broad diversification among large- and mid-cap value stocks, Vanguard’s Windsor II Fund can play an important role in such an investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2010

Advisors’ Report

For the 12 months ended October 31, 2010, Vanguard Windsor II Fund returned about 12%. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2010.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	61	20,807	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	18	6,241	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Sanders Capital, LLC	9	2,928	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Hotchkis and Wiley Capital	6	1,971	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,490	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Quantitative Equity	0	119	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	2	746	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager:

James P. Barrow, Founding Partner

Investment environment: The equity market spent most of the fiscal year in a modest decline. In late August, when it looked as if there would be no double-dip recession, the market took off.

Successes: Consumer discretionary names generally did well for the period, and our “sin stocks” were strong performers.

Shortfalls: We had some bad luck with unforeseen problems with BP and Hewlett-Packard. Foreclosure difficulties and mortgage origination suits bedeviled the banks’ recovery.

For the most part, the underperforming investments seem on the mend to the point that we would add to them in the expectation of a complete fundamental recovery. Since the end of the fiscal year, it looks as if some of the holdings that suspended dividend payments will soon reinstate them.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman Christopher Blake, Managing Director

Investment environment: Despite the extremely volatile year, U.S. equity markets rose overall amid signs of continuing recovery in the global economy and solid corporate earnings results. Over the past year, more cyclical sectors, such as consumer discretionary and industrials, performed well. Telecom services also gained, as the market continued to invest in smartphone adoption and looked for dividend yield. Financials was the worst-performing sector, as investors tried to gauge bank profitability and the effects of increased government regulation.

Successes: During the year, stock selection in the energy and consumer discretionary sectors added to returns. In energy, ConocoPhillips performed well. The U.S. integrated energy company shifted its focus to debt reduction, raised its dividend, and generated strong production growth. In consumer discretionary, shares of AutoZone, a leading auto parts retailer, climbed as the company reported a series of strong quarterly earnings.

Shortfalls: Stock selection in the consumer staples and technology sectors detracted from returns. In consumer staples, shares of Walgreen declined as the U.S. drug-store chain experienced headwinds to earnings growth. In technology, shares of Symantec fell because of various product execution issues. However, we believe the recurring cash flow streams for maintenance and subscriptions remain undervalued.

Sanders Capital, LLC

Portfolio Managers: Lewis A. Sanders, CFA

Chief Executive Officer and Co-Chief Investment Officer John P. Mahedy, CPA

Director of Research and Co-Chief Investment Officer

Investment environment: Excessive public and private debt is widely believed to portend an extended period of subpar economic growth. We disagree. The remediation of balance sheets in the corporate and financial sectors is nearly complete. Very low interest rates, especially for home mortgages, have also greatly improved the debt service position of households, a process that is ongoing. Thus, the preconditions for faster economic growth are gradually falling into place.

Successes: Our portfolio is positioned to benefit from these trends, with investments in the technology, energy, banking, and insurance industries. Our investments in the health care and consumer staples sectors bring balance to this pro-cyclical exposure.

Shortfalls: We anticipate that financial strength, which characterizes all of our holdings, will be a favorable attribute as well, in contrast to the superior performance of leveraged companies in the recent past.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers: George H. Davis, Jr., Chief Executive Officer Sheldon J. Lieberman, Principal

Investment environment: Recent corporate performance has been particularly resilient, largely as a result of the operating leverage created by aggressive cost-cutting during and after the recession. Profit margins and free cash flow margins are near all-time highs. Balance sheets are as pristine as they have been in recent memory. A liquidity release could take several forms, most of which should benefit common equity holders. Currently, the largest risk we see is political; the passage of counterproductive anti-business legislation is always a concern. Nevertheless, valuations and fundamentals both remain compelling for the astute value investor.

Successes: The portfolio performed strongly over the past 12 months because of positive stock selection, particularly in industrials and energy. Cummins, Tyco Electronics, and Limited Brands were the top individual contributors.

Shortfalls: Performance suffered primarily because of stock selection in electric utilities. Exelon was the biggest detractor.

Armstrong Shaw Associates Inc.

Portfolio Manager:

Jeffrey M. Shaw, Chairman and Chief Investment Officer

Investment environment: The past year was marked by extreme volatility as the market reacted to macro concerns about the sovereign credit crisis, unemployment, deflation, and the deficit. Still, the risk of a double dip has lessened as the Fed implements policies to fight deflation, and corporate earnings news has been better than expected. That said, the economic recovery remains weak. We continue to believe that we will see a recovery led by corporate profits, not driven by consumers. The portfolio’s overweight positions in technology, industrials, and energy and underweight positions in consumer-oriented sectors reflect this view. We have no exposure to telecom or utilities, given that we see better opportunities elsewhere.

Successes: Our best-performing sector was materials (47%), followed by consumer discretionary (32%) and industrials (23%). Agrium, a materials holding, was our top performer, up 82% on strong earnings, rising commodity prices, and BHP’s bid for Potash Corp.

Shortfalls: Consumer staples was our worst sector, down 9%. CVS fell 14% as the company engaged in a contentious public contract negotiation with Walgreens, which has since been resolved.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Investment environment: The investment environment remained volatile during the year. A strong first half foundered on the European debt crisis and then concerns over future U.S. growth. The Federal Reserve’s quantitative easing program kicked off a strong final two months. Broad, macro themes have been dominating investor behavior, causing rapid swings in returns. Value-oriented stocks in the index lagged growth stocks slightly, while large-capitalization names underperformed smaller-cap companies.

Successes: Our quantitative process was largely successful for the period. Our valuation, market sentiment, and management decision models had positive results.

Shortfalls: Our earnings growth and quality models lagged the market.

Windsor II Fund

Fund Profile
As of October 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWNFX		VWNAX
Expense Ratio[1]	0.38%		0.27%
30-Day SEC Yield	1.74%		1.76%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	244	668	3,920
Median Market Cap $42.8B		$31.2B	$28.5B
Price/Earnings Ratio	13.6x	14.7x	16.9x
Price/Book Ratio	1.9x	1.5x	2.2x
Return on Equity	19.9%	15.1%	19.2%
Earnings Growth Rate	3.5%	0.7%	6.5%
Dividend Yield	2.4%	2.3%	1.8%
Foreign Holdings	6.4%	0.0%	0.0%
Turnover Rate	29%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	7.8%	7.8%	11.8%
Consumer Staples	11.8	10.4	10.0
Energy	11.1	11.5	9.8
Financials	18.3	26.8	16.3
Health Care	13.3	13.3	11.0
Industrials	12.3	9.0	11.1
Information
Technology	16.2	5.7	19.4
Materials	2.9	3.0	4.4
Telecommunication
Services	2.2	5.2	2.8
Utilities	4.1	7.3	3.4

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.97	0.97
Beta	0.97	0.99
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
International Business	IT Consulting &
Machines Corp.	Other Services	3.6%
ConocoPhillips	Integrated Oil &
	Gas	3.3
Microsoft Corp.	Systems Software	2.8
Wells Fargo & Co.	Diversified Banks	2.8
Pfizer Inc.	Pharmaceuticals	2.7
JPMorgan Chase & Co.	Diversified Financial
	Services	2.7
Philip Morris	Tobacco
International Inc.		2.3
Bristol-Myers Squibb Co.	Pharmaceuticals	2.2
Raytheon Co.	Aerospace &
	Defense	2.1
Imperial Tobacco Group	Tobacco
PLC ADR		2.0
Top Ten		26.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2000, Through October 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor II Fund Investor Shares	12.05%	0.81%	3.41%	$13,989
••••••••	Dow Jones U.S. Total Stock Market
	Index	19.04	2.52	1.02	11,073
– – – –	Russell 1000 Value Index	15.71	0.62	2.64	12,983
	Large-Cap Value Funds Average	12.94	0.33	0.64	10,664
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

				Since	Final Value
		One	Five	Inception	of a $50,000
		Year	Years	(5/14/2001)	Investment
Windsor II Fund Admiral Shares		12.12%	0.92%	2.84%	$65,202
Dow Jones U.S. Total Stock Market
Index		19.04	2.52	2.58	63,660
Russell 1000 Value Index		15.71	0.62	2.73	64,525

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 2000, Through October 31, 2010

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	7.35%	-0.40%	3.26%
Admiral Shares	5/14/2001	7.46	-0.31	2.52[1]
1 Return since inception.

Windsor II Fund

Financial Statements

Statement of Net Assets

As of October 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.4%)[1]
Consumer Discretionary (7.5%)
2	Wyndham
	Worldwide Corp.	13,830,062	397,614
	Comcast Corp. Class A
	Special Shares	18,841,498	364,206
	Carnival Corp.	8,423,086	363,625
	CBS Corp. Class B	14,763,374	249,944
2	Service Corp.
	International	21,996,236	182,129
*	AutoZone Inc.	648,700	154,151
	Gap Inc.	6,083,948	115,656
	Omnicom Group Inc.	2,337,200	102,743
	Mattel Inc.	3,740,398	87,264
	Stanley Black &
	Decker Inc.	1,098,200	68,055
	Genuine Parts Co.	1,392,448	66,643
	McDonald’s Corp.	645,600	50,208
	Newell Rubbermaid Inc.	2,659,400	46,938
	Darden Restaurants Inc.	990,000	45,253
	JC Penney Co. Inc.	1,308,000	40,783
*	Ford Motor Co.	2,572,400	36,348
	Lowe’s Cos. Inc.	1,694,800	36,150
	Home Depot Inc.	1,019,024	31,468
*	Apollo Group Inc. Class A	737,000	27,623
	Johnson Controls Inc.	656,800	23,067
*	NVR Inc.	35,382	22,199
	Time Warner Cable Inc.	367,000	21,238
*	Interpublic Group of
	Cos. Inc.	1,830,600	18,947
*	Pulte Group Inc.	1,573,900	12,355
	Time Warner Inc.	42,799	1,391
	Comcast Corp. Class A	57,100	1,175
	Limited Brands Inc.	27,300	802
	Hasbro Inc.	15,000	694
	Gannett Co. Inc.	49,800	590
	Whirlpool Corp.	7,000	531

		Market
		Value
	Shares	($000)
Viacom Inc. Class B	12,600	486
Walt Disney Co.	10,312	372
Macy’s Inc.	10,350	245
		2,570,893
Consumer Staples (11.4%)
Philip Morris
International Inc.	13,559,653	793,240
Imperial Tobacco Group
plc ADR	10,632,625	680,488
Diageo plc ADR	7,690,320	569,084
Wal-Mart Stores Inc.	6,228,400	337,392
Altria Group Inc.	12,706,307	322,994
CVS Caremark Corp.	9,594,794	288,995
Walgreen Co.	6,441,739	218,246
Sysco Corp.	5,541,918	163,265
Molson Coors
Brewing Co. Class B	2,458,300	116,106
Avon Products Inc.	2,771,495	84,392
Kraft Foods Inc.	2,421,561	78,144
Procter & Gamble Co.	1,185,220	75,344
PepsiCo Inc.	1,075,700	70,243
General Mills Inc.	1,734,600	65,117
Safeway Inc.	1,111,700	25,458
Lorillard Inc.	118,500	10,113
JM Smucker Co.	11,300	726
Dr Pepper Snapple Group Inc.	17,900	654
Tyson Foods Inc. Class A	41,100	639
Hormel Foods Corp.	13,300	611
Hershey Co.	10,500	520
* Smithfield Foods Inc.	13,000	218
Reynolds American Inc.	900	58
		3,902,047
Energy (10.7%)
ConocoPhillips	19,069,089	1,132,704
Spectra Energy Corp.	28,360,911	674,139
Occidental
Petroleum Corp.	7,735,157	608,215

Windsor II Fund

			Market
			Value
		Shares	($000)
	Chevron Corp.	2,554,299	211,011
	Royal Dutch Shell
	plc ADR	2,267,690	145,858
	BP plc ADR	2,948,170	120,374
	Exxon Mobil Corp.	1,524,182	101,312
	Apache Corp.	987,681	99,776
	Devon Energy Corp.	1,337,940	86,993
	Halliburton Co.	2,508,900	79,934
	Chesapeake Energy Corp.	3,200,800	69,457
	EQT Corp.	1,687,300	63,172
	Noble Corp.	1,607,178	55,496
	Valero Energy Corp.	3,087,200	55,415
	El Paso Corp.	4,077,850	54,072
	Massey Energy Co.	965,985	40,639
*	Transocean Ltd.	640,797	40,601
	Marathon Oil Corp.	745,200	26,507
*	Cameron International Corp.	156,200	6,834
*	Newfield Exploration Co.	14,000	835
	Cimarex Energy Co.	9,800	752
	Sunoco Inc.	5,500	206
	QEP Resources Inc.	3,400	112
			3,674,414
Exchange-Traded Funds (0.9%)
^,3	Vanguard Total
	Stock Market ETF	3,197,800	194,010
^,3	Vanguard Value ETF	2,511,200	125,623
			319,633
Financials (17.8%)
	Wells Fargo & Co.	36,258,477	945,621
	JPMorgan Chase & Co.	24,461,809	920,498
	PNC Financial Services
	Group Inc.	12,095,581	651,952
	American Express Co.	14,471,150	599,974
	Bank of America Corp.	37,587,405	430,000
	State Street Corp.	9,063,800	378,504
	Capital One
	Financial Corp.	9,794,738	365,050
*	Citigroup Inc.	73,466,202	306,354
	XL Group plc Class A	12,919,632	273,250
*	SLM Corp.	18,562,952	220,899
	Travelers Cos. Inc.	3,104,848	171,388
	Goldman Sachs Group Inc.	873,289	140,556
	MetLife Inc.	3,471,232	139,995
	Ameriprise Financial Inc.	2,514,700	129,985
	NYSE Euronext	2,170,243	66,496
	Chubb Corp.	947,999	55,003
	Lincoln National Corp.	2,050,261	50,190
	Allstate Corp.	1,526,600	46,546
	ACE Ltd.	699,480	41,563
	Unum Group	1,507,500	33,798
	PartnerRe Ltd.	419,100	33,243
*	Genworth Financial Inc.
	Class A	2,462,600	27,926
	Prudential Financial Inc.	300,300	15,790

			Market
			Value
		Shares	($000)
	KeyCorp	1,712,982	14,029
	Hartford Financial
	Services Group Inc.	446,000	10,695
	SunTrust Banks Inc.	403,800	10,103
*	Berkshire Hathaway Inc.
	Class B	23,600	1,878
	Vornado Realty Trust	9,800	856
	Ventas Inc.	15,100	809
	SL Green Realty Corp.	11,400	749
	AvalonBay Communities Inc.	6,800	723
	Torchmark Corp.	12,000	687
	Assurant Inc.	16,300	645
	RenaissanceRe Holdings Ltd.	10,600	639
	M&T Bank Corp.	8,400	628
	US Bancorp	25,449	615
	New York Community
	Bancorp Inc.	34,239	580
	American Financial Group Inc.	17,400	532
	BOK Financial Corp.	10,600	490
	Aflac Inc.	6,100	341
*	Arch Capital Group Ltd.	3,700	320
	Fifth Third Bancorp	20,000	251
	Morgan Stanley	5,885	146
	Raymond James
	Financial Inc.	5,000	141
	Bank of New York
	Mellon Corp.	4,033	101
	Equity Residential	400	20
			6,090,559
Health Care (12.8%)
	Pfizer Inc.	53,841,868	936,848
	Bristol-Myers Squibb Co.	28,283,839	760,835
	Baxter International Inc.	11,611,568	591,029
2	Quest Diagnostics Inc.	9,374,502	460,663
	Johnson & Johnson	7,025,300	447,301
*	WellPoint Inc.	5,681,599	308,738
	Merck & Co. Inc.	5,292,129	191,998
	Abbott Laboratories	2,602,800	133,576
*	Amgen Inc.	2,071,410	118,464
	Medtronic Inc.	3,358,500	118,253
	Covidien plc	1,795,250	71,577
	UnitedHealth Group Inc.	1,955,001	70,478
*	Gilead Sciences Inc.	1,575,600	62,504
*	Forest Laboratories Inc.	1,528,400	50,514
	Eli Lilly & Co.	1,241,100	43,687
*	Thermo Fisher
	Scientific Inc.	729,530	37,512
*	Humana Inc.	14,700	857
*	Cephalon Inc.	7,400	492
	AmerisourceBergen Corp.
	Class A	7,690	252
	CIGNA Corp.	5,600	197
			4,405,775

Windsor II Fund

			Market
			Value
		Shares	($000)
Industrials (11.9%)
	Raytheon Co.	15,891,161	732,265
2	Cooper Industries plc	12,068,588	632,635
	General Electric Co.	34,190,107	547,725
	Honeywell
	International Inc.	11,477,661	540,713
2	ITT Corp.	9,322,952	439,950
	Illinois Tool Works Inc.	6,796,130	310,583
	Lockheed Martin Corp.	1,354,800	96,584
*	Corrections Corp.
	of America	2,858,500	73,378
	Norfolk Southern Corp.	1,106,100	68,014
	Dover Corp.	1,153,000	61,224
	Caterpillar Inc.	768,628	60,414
	General Dynamics Corp.	864,000	58,856
	CSX Corp.	898,330	55,202
	United Technologies Corp.	721,360	53,936
	Emerson Electric Co.	914,100	50,184
	Ingersoll-Rand plc	1,123,040	44,147
	United Parcel Service Inc.
	Class B	584,380	39,352
	Northrop Grumman Corp.	571,076	36,098
	PACCAR Inc.	685,500	35,139
	Rockwell Collins Inc.	578,300	34,993
	FedEx Corp.	381,300	33,448
	Tyco International Ltd.	725,075	27,756
	Empresa Brasileira de
	Aeronautica SA ADR	675,700	19,494
	Cummins Inc.	209,200	18,430
	Boeing Co.	139,900	9,882
	3M Co.	20,426	1,720
	Eaton Corp.	10,100	897
	Rockwell Automation Inc.	11,200	699
	Parker Hannifin Corp.	9,000	689
	Southwest Airlines Co.	46,800	644
	Avery Dennison Corp.	16,700	607
	Republic Services Inc.
	Class A	16,500	492
	RR Donnelley & Sons Co.	24,500	452
	Joy Global Inc.	6,255	444
*	United Continental
	Holdings Inc.	6,100	177
*	Owens Corning	5,800	157
	SPX Corp.	750	50
			4,087,430
Information Technology (15.6%)
	International Business
	Machines Corp.	8,559,150	1,229,094
	Microsoft Corp.	35,593,640	948,215
	Hewlett-Packard Co.	15,910,167	669,182
	Intel Corp.	32,170,200	645,656
	Nokia Oyj ADR	37,755,673	403,231

			Market
			Value
		Shares	($000)
	Oracle Corp.	8,961,290	263,462
	Xerox Corp.	20,079,600	234,931
*	Cisco Systems Inc.	9,598,060	219,124
	Mastercard Inc. Class A	498,400	119,646
*	eBay Inc.	3,829,800	114,166
*	Google Inc. Class A	151,080	92,610
	Corning Inc.	4,673,500	85,432
	CA Inc.	3,009,128	69,842
*	Symantec Corp.	3,911,100	63,282
*	EMC Corp.	2,402,200	50,470
*	Western Digital Corp.	1,410,100	45,151
	Tyco Electronics Ltd.	1,110,575	35,183
*	AOL Inc.	1,219,500	32,536
*	Dell Inc.	1,524,000	21,915
	Accenture plc Class A	226,100	10,109
*	Motorola Inc.	95,800	781
*	Micron Technology Inc.	73,900	611
*	Lexmark International Inc.
	Class A	15,700	597
*	IAC/InterActiveCorp	21,300	594
*	Advanced Micro Devices Inc.	78,700	577
	Applied Materials Inc.	22,900	283
			5,356,680
Materials (2.7%)
	EI du Pont de
	Nemours & Co.	10,311,138	487,511
	Ball Corp.	2,790,563	179,601
	Monsanto Co.	1,014,800	60,299
	Nucor Corp.	1,485,900	56,791
	Dow Chemical Co.	1,494,600	46,078
	Praxair Inc.	406,980	37,174
	PPG Industries Inc.	387,000	29,683
	Mosaic Co.	370,600	27,113
	Celanese Corp. Class A	217,900	7,768
	Compass Minerals
	International Inc.	90,600	7,146
	Lubrizol Corp.	5,780	592
	Eastman Chemical Co.	4,550	357
	Ashland Inc.	6,500	336
	Walter Energy Inc.	1,600	141
			940,590
Telecommunication Services (2.1%)
	Vodafone Group
	plc ADR	9,657,100	265,667
	AT&T Inc.	7,887,207	224,785
	Verizon
	Communications Inc.	6,522,709	211,792
	Qwest Communications
	International Inc.	32,200	213
*	MetroPCS
	Communications Inc.	17,520	182
			702,639

Windsor II Fund

			Market
			Value
		Shares	($000)
Utilities (4.0%)
	Dominion Resources Inc.	12,126,214	527,005
2	CenterPoint Energy Inc.	23,251,613	385,047
	Entergy Corp.	3,225,278	240,380
	Edison International	2,148,600	79,283
	Exelon Corp.	1,407,217	57,443
	Sempra Energy	843,700	45,121
	NextEra Energy Inc.	399,100	21,966
	DTE Energy Co.	16,100	753
	NiSource Inc.	41,550	719
	Ameren Corp.	24,500	710
	CMS Energy Corp.	37,600	691
	Pepco Holdings Inc.	34,300	661
	Integrys Energy Group Inc.	12,300	654
	Pinnacle West Capital Corp.	15,100	621
	DPL Inc.	17,500	457
	Duke Energy Corp.	7,500	137
	Southern Co.	500	19
			1,361,667
Total Common Stocks
(Cost $30,237,716)			33,412,327
Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.7%)
4,5	Vanguard Market
	Liquidity Fund,
	0.237%	932,091,014	932,091

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
6,7	Freddie Mac
	Discount Notes,
	0.280%, 2/1/11	70,000	69,963
6,7	Freddie Mac
	Discount Notes,
	0.240%, 3/14/11	75	75
			70,038
Total Temporary Cash Investments
(Cost $1,002,116)			1,002,129
Total Investments (100.3%)
(Cost $31,239,832)			34,414,456
Other Assets and Liabilities (-0.3%)
Other Assets			165,880
Liabilities[5]			(278,468)
			(112,588)
Net Assets (100%)			34,301,868

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	34,414,456
Receivables for Investment
Securities Sold	97,752
Other Assets	68,128
Total Assets	34,580,336
Liabilities
Payables for Investment
Securities Purchased	163,181
Other Liabilities[5]	115,287
Total Liabilities	278,468
Net Assets	34,301,868

Windsor II Fund

At October 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	36,412,382
Undistributed Net Investment Income	156,378
Accumulated Net Realized Losses	(5,447,880)
Unrealized Appreciation (Depreciation)
Investment Securities	3,174,624
Futures Contracts	6,364
Net Assets	34,301,868

Investor Shares—Net Assets
Applicable to 858,419,908 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,921,358
Net Asset Value Per Share—
Investor Shares	$24.37

Admiral Shares—Net Assets
Applicable to 309,322,833 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,380,510
Net Asset Value Per Share—
Admiral Shares	$43.26

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $18,796,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 1.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $19,495,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $70,038,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	829,348
Interest[2]	2,527
Security Lending	3,266
Total Income	835,141
Expenses
Investment Advisory Fees—Note B
Basic Fee	50,757
Performance Adjustment	(4,126)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	41,436
Management and Administrative—Admiral Shares	14,834
Marketing and Distribution—Investor Shares	4,634
Marketing and Distribution—Admiral Shares	2,617
Custodian Fees	405
Auditing Fees	31
Shareholders’ Reports—Investor Shares	516
Shareholders’ Reports—Admiral Shares	166
Trustees’ Fees and Expenses	62
Total Expenses	111,332
Expenses Paid Indirectly	(1,589)
Net Expenses	109,743
Net Investment Income	725,398
Realized Net Gain (Loss)
Investment Securities Sold[2]	(494,491)
Futures Contracts	95,444
Realized Net Gain (Loss)	(399,047)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,499,989
Futures Contracts	8,055
Change in Unrealized Appreciation (Depreciation)	3,508,044
Net Increase (Decrease) in Net Assets Resulting from Operations	3,834,395

1 Dividends are net of foreign withholding taxes of $3,473,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $93,392,000, $2,320,000, and ($266,153,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	725,398	869,871
Realized Net Gain (Loss)	(399,047)	(1,405,457)
Change in Unrealized Appreciation (Depreciation)	3,508,044	3,981,516
Net Increase (Decrease) in Net Assets Resulting from Operations	3,834,395	3,445,930
Distributions
Net Investment Income
Investor Shares	(453,946)	(629,788)
Admiral Shares	(282,936)	(381,680)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(736,882)	(1,011,468)
Capital Share Transactions
Investor Shares	(1,721,406)	(286,176)
Admiral Shares	170,368	(404,419)
Net Increase (Decrease) from Capital Share Transactions	(1,551,038)	(690,595)
Total Increase (Decrease)	1,546,475	1,743,867
Net Assets
Beginning of Period	32,755,393	31,011,526
End of Period[1]	34,301,868	32,755,393

1 Net Assets—End of Period includes undistributed net investment income of $156,378,000 and $167,862,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.22	$20.56	$37.84	$35.14	$31.61
Investment Operations
Net Investment Income	.495	.580	.777	.803	.760
Net Realized and Unrealized Gain (Loss)
on Investments	2.151	1.750	(13.804)	4.145	4.368
Total from Investment Operations	2.646	2.330	(13.027)	4.948	5.128
Distributions
Dividends from Net Investment Income	(.496)	(.670)	(.799)	(.790)	(.720)
Distributions from Realized Capital Gains	—	—	(3.454)	(1.458)	(.878)
Total Distributions	(.496)	(.670)	(4.253)	(2.248)	(1.598)
Net Asset Value, End of Period	$24.37	$22.22	$20.56	$37.84	$35.14

Total Return[1]	12.05%	11.96%	-38.02%	14.62%	16.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,921	$20,695	$19,400	$33,821	$30,790
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.38%	0.32%	0.33%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.96%	2.66%	2.19%	2.28%
Portfolio Turnover Rate	29%	41%	37%	51%	34%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$39.46	$36.51	$67.18	$62.41	$56.13
Investment Operations
Net Investment Income	.914	1.064	1.431	1.491	1.402
Net Realized and Unrealized Gain (Loss)
on Investments	3.811	3.112	(24.497)	7.348	7.782
Total from Investment Operations	4.725	4.176	(23.066)	8.839	9.184
Distributions
Dividends from Net Investment Income	(.925)	(1.226)	(1.473)	(1.481)	(1.346)
Distributions from Realized Capital Gains	—	—	(6.131)	(2.588)	(1.558)
Total Distributions	(.925)	(1.226)	(7.604)	(4.069)	(2.904)
Net Asset Value, End of Period	$43.26	$39.46	$36.51	$67.18	$62.41

Total Return	12.12%	12.09%	-37.94%	14.71%	17.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,381	$12,060	$11,611	$20,250	$15,934
Ratio of Total Expenses to
Average Net Assets[1]	0.27%	0.27%	0.22%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.16%	3.07%	2.76%	2.29%	2.39%
Portfolio Turnover Rate	29%	41%	37%	51%	34%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

Windsor II Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and beginning in January 2010, Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index. In accordance with the advisory contract entered into with Sanders Capital, LLC, in January 2010, beginning November 1, 2010, the investment advisory fee will be subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $147,000 for the year ended October 31, 2010.

For the year ended October 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $4,126,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2010, the fund had contributed capital of $6,018,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2010, these arrangements reduced the fund’s expenses by $1,589,000 (an annual rate of 0.00% of average net assets).

Windsor II Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	33,412,327	—	—
Temporary Cash Investments	932,091	70,038	—
Futures Contracts—Assets[1]	147	—	—
Total	34,344,565	70,038	—
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2009	59
Transfers out of Level 3	(59)
Balance as of October 31, 2010	—

F. At October 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2010	6,505	383,697	3,713
S&P 500 Index	December 2010	166	48,958	2,651

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Windsor II Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2010, the fund had $214,041,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $5,197,281,000 to offset future net capital gains of $3,383,640,000 through October 31, 2016, $1,639,579,000 through October 31, 2017, and $174,062,000 through October 31, 2018.

At October 31, 2010, the cost of investment securities for tax purposes was $31,484,652,000. Net unrealized appreciation of investment securities for tax purposes was $2,929,804,000, consisting of unrealized gains of $6,927,497,000 on securities that had risen in value since their purchase and $3,997,693,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2010, the fund purchased $9,568,406,000 of investment securities and sold $10,372,065,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,009,504	85,359	2,238,808	120,849
Issued in Lieu of Cash Distributions	442,058	19,182	611,735	32,569
Redeemed	(4,172,968)	(177,358)	(3,136,719)	(165,583)
Net Increase (Decrease)—Investor Shares	(1,721,406)	(72,817)	(286,176)	(12,165)
Admiral Shares
Issued	1,630,761	38,483	1,115,935	33,223
Issued in Lieu of Cash Distributions	264,736	6,476	354,517	10,636
Redeemed	(1,725,129)	(41,294)	(1,874,871)	(56,220)
Net Increase (Decrease)—Admiral Shares	170,368	3,665	(404,419)	(12,361)

Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2009		Proceeds from		Oct. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	303,817	105,563	120,377	17,469	385,047
Constellation Energy Group Inc.	341,085	41,113	420,912	2,777	—
Cooper Industries plc	532,398	94,729	168,299	13,216	632,635
ITT Corp.	558,776	83,128	165,439	9,657	439,950
Quest Diagnostics Inc.	536,553	148,580	163,109	3,762	460,663
Service Corp. International	172,300	109,775	134,322	3,615	182,129
Spectra Energy Corp.	618,285	176,855	260,301	29,362	NA1
Wyndham Worldwide Corp.	320,505	109,955	231,043	6,523	397,614
	3,383,719			86,381	2,498,038

1 Not applicable—At October 31, 2010, the security was still held, but the issuer was no longer an affiliated company of the fund.

K. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund: In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2010

Special 2010 tax information (unaudited) for Vanguard Windsor II Fund
This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $736,882,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 97.0% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.05%	0.81%	3.41%
Returns After Taxes on Distributions	11.69	-0.14	2.53
Returns After Taxes on Distributions and Sale of Fund Shares	8.27	0.68	2.75

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the transaction fees or the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$977.13	$1.59
Admiral Shares	1,000.00	977.48	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2010: $60,000
Fiscal Year Ended October 31, 2009: $54,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2010: $3,607,060
Fiscal Year Ended October 31, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2010: $791,350
Fiscal Year Ended October 31, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2010: $336,090
Fiscal Year Ended October 31, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2010: $16,000
Fiscal Year Ended October 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2010: $352,090
Fiscal Year Ended October 31, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

          (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
          (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 20, 2010

VANGUARD WINDSOR FUNDS
By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 20, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.